Exhibit 99.1

ALLOS THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT

NOVEMBER 20, 2003

TABLE OF CONTENTS

ARTICLE 1 AUTHORIZATION AND SALE OF COMMON SHARES AND WARRANTS
1.1 Authorization
1.2 Sale of Common Shares and Warrants
1.2 Independent Nature of Investors’ Obligations and Rights
ARTICLE 2 CLOSING DATE; DELIVERY
2.1 Closing Date
2.2 Delivery
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
3.1 Organization and Standing
3.2 Corporate Power; Authorization
3.3 Issuance and Delivery of the Securities
3.4 SEC Documents; Financial Statements
3.5 Governmental Consents
3.6 No Material Adverse Change
3.7 Capitalization
3.8 Litigation
3.9 Eligibility to Use Form S-3
3.10 Company not an Investment Company
3.11 NASDAQ Compliance
3.12 Use of Proceeds
3.13 Brokers and Finders
3.14 No Directed Selling Efforts or General Solicitation
3.15 No Integrated Offering
3.16 Private Placement
3.17 Intellectual Property
3.18 Questionable Payments
3.19 Transactions with Affiliates
3.20 Registration Rights
3.21 Non-Public Information

i

3.22 Insurance
3.23 No Additional Agreements
3.24 Absence of Undisclosed Liabilities
3.25 Governmental Authorizations
ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS
4.1 Authorization
4.2 Investment Experience
4.3 Investment Intent
4.4 Registration or Exemption Requirements
4.5 No Legal, Tax or Investment Advice
4.6 Confidentiality.
4.7 Residency
4.8 Governmental Review
4.9 Legend
4.10 Foreign Investors
ARTICLE 5 CONDITIONS TO CLOSING OBLIGATIONS OF PURCHASERS
5.1 Representations and Warranties
5.2 Covenants
5.3 Transfer Agent Instructions
5.4 Warrants
5.5 Legal Opinion
5.6 Listing
5.7 Officer’s Certificate
5.8 Judgments
5.9 Secretary’s Certificate
5.10 Stop Orders
5.11 Minimum Investment
ARTICLE 6 CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY
6.1 Receipt of Payment
6.2 Representations and Warranties

6.3 Covenants
6.4 Delivery of Purchaser Questionnaire
ARTICLE 7 COVENANTS
7.1 Definitions
7.2 Registration Procedures and Expenses
7.3 Delay in Effectiveness
7.4 Indemnification
7.5 Purchaser Obligations
7.6 Termination of Obligations
7.7 Reporting Requirements
7.8 Blue Sky
7.9 Restrictions on Public Sale by the Company
7.10 Subsequent Placements
7.11 Non-Public Information
7.12 Securities Law Disclosure; Publicity
ARTICLE 8 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT
8.1 Restrictions on Transferability
8.2 Instruction Sheet
8.3 Transfer of Securities
8.4 Purchaser Information
ARTICLE 9 MISCELLANEOUS
9.1 Termination
9.2 Waivers and Amendments
9.3 Broker’s Fee
9.4 Governing Law
9.5 Survival
9.6 Successors and Assigns
9.7 Entire Agreement
9.8 Notices, etc
9.9 Severability of this Agreement

9.10 Counterparts; Signatures by Facsimile
9.11 Further Assurances
9.12 Expenses
9.13 Currency
9.14 Waiver of Conflicts

Exhibit A – Schedule of Purchasers
Exhibit B – Form of Warrant
Exhibit C – Form of Registration Statement Questionnaire
Exhibit D – Form of Transfer Agent Instructions
Exhibit E – Form of Company Counsel Opinion
Exhibit F – Instruction Sheet
Exhibit G – Form of Purchaser’s Certificate of Subsequent Sale

ALLOS THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of November 20, 2003, by and among ALLOS THERAPEUTICS, INC., a Delaware corporation (the “Company”) with its principal office at 11080 CirclePoint Road, Suite 200, Westminster, CO  80020, and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as “Purchasers” and each individually as a “Purchaser”).

RECITALS

WHEREAS, the Company has authorized the sale and issuance of the Common Shares and the Warrants (each as defined herein);

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the SEC (as defined herein) under the Securities Act (as defined herein);

WHEREAS, at the Closing (as defined herein), the Company desires to sell, and each Purchaser desires to purchase, severally and not jointly, the Common Shares and the Warrants, upon the terms and conditions stated in this Agreement; and

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

AUTHORIZATION AND SALE OF COMMON SHARES AND WARRANTS

1.1                               Authorization.  The Company has authorized (a) the sale and issuance of up to 5,172,412 shares of its Common Stock (the “Common Shares”) and (b) the sale and issuance of warrants, in the form attached hereto as Exhibit B (the “Warrants”), to purchase up to 1,706,893 shares of the Company’s Common Stock (the “Common Stock”) pursuant to this Agreement.

1.2                               Sale of Common Shares and Warrants.  At the Closing, subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly:

(a)                                  The number of Common Shares set forth opposite such Purchaser’s name on Exhibit A under the heading “Common Shares”, at the purchase price set forth opposite such Purchaser’s name on Exhibit A; and

(b)                                  Warrants to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A under the heading “Warrant Shares”, which Warrants shall have an exercise price equal to $3.14 per share of Common Stock (the “Warrant Price”).  The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the “Warrant Shares”.  The Common Shares and the Warrant Shares are collectively referred to herein as the “Shares”.  The Shares and the Warrants are collectively referred to herein as the “Securities.”

1.3                               Independent Nature of Investors’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder.  The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

ARTICLE 2

CLOSING DATE; DELIVERY

2.1                               Closing Date.  Subject to the satisfaction (or waiver) of the conditions thereto set forth in Article 5 and Article 6 of this Agreement, the closing of the purchase and sale of the Common Shares and Warrants hereunder (the “Closing”) shall be held at the offices of Cooley Godward LLP (“Cooley Godward”), 380 Interlocken Crescent, Suite 900, Broomfield, Colorado 80021, at 10:00 a.m. Colorado time on Thursday, November 20, 2003 or at such other time and place upon which the Company and the Purchasers purchasing the majority of the Common Shares shall agree.  The date of the Closing is hereinafter referred to as the “Closing Date”.

2.2                               Delivery.  At the Closing, the Company will deliver to each Purchaser a duly executed Warrant and a certificate representing the number of Common Shares to be purchased by such Purchaser, registered in the Purchaser’s name as shown on Exhibit A. Such delivery shall be against payment of the purchase price therefor by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchasers:

3.1                               Organization and Standing.  The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under the laws of said state.

3.2                               Corporate Power; Authorization.  The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Common Shares and Warrants, to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants, and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes, and upon execution and delivery by the Company of the Warrants, the Warrants will constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof, including the issuance, sale and delivery of the Common Shares and the Warrants by the Company will not, conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Certificate of Incorporation (the “Certificate”) or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other agreement or instrument to which the Company or any of its properties is subject, except for any conflict, breach, violation, default or imposition of a lien (other than pursuant to the terms of the Certificate or Bylaws) that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the assets, liabilities, financial condition, business prospects or operations of the Company, taken as a whole.

3.3                               Issuance and Delivery of the Securities.   When issued in compliance with the provisions of this Agreement and the Certificate, the Common Shares will be validly issued, fully paid and nonassessable.  Upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable.  The issuance and delivery of the Common Shares and the Warrants is not subject to any right of first refusal, preemptive right, right of participation, or any similar right existing in favor of any person or any liens or encumbrances.  When issued in compliance with the provisions of this Agreement and the Certificate, the issuance of the Securities hereunder does not require the approval of the Company’s stockholders under the provisions of the Certificate or the Delaware General Corporation Law, or, based upon oral advice received from the National Association of Securities Dealers, Inc. (the “NASD”) interpreting the requirements of NASD Rule 4350(i)(1)(D)(ii), under the rules of the NASD.

3.4                               SEC Documents; Financial Statements.  Each report or proxy statement delivered to the Purchasers is a true and complete copy of such document as filed by the

Company with the Securities and Exchange Commission (the “SEC”). The Company has filed in a timely manner all documents that the Company was required to file with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since January 1, 2002.  As of their respective filing dates, all documents filed by the Company with the SEC (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), as applicable.  None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.  The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments or to the extent that such unaudited statements do not include footnotes).

3.5                               Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which the Common Shares and Warrants are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of the Registration Statement (as defined herein) and all amendments thereto with the SEC as contemplated by Section 7.2 of this Agreement, and (c) the filing of the Nasdaq National Market Notification Form with the Nasdaq National Market.

3.6                               No Material Adverse Change.  Except as otherwise disclosed herein or in the SEC Documents, since September 30, 2003, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

3.7                               Capitalization.

(a)                                  The authorized capital stock of the Company consists of (a) 75,000,000 shares of Common Stock, $0.001 par value, of which, as of November 17, 2003, 25,913,592 shares were outstanding, and (b) 10,000,000 shares of Preferred Stock, $0.001 par value, 1,000,000 shares of which are designated Series A Junior Participating Preferred Stock, none of which are currently outstanding.

(b)                                  Except (a) as described in Schedule 3.7 hereto or (b) as contemplated herein, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind.

3.8                               Litigation.  Except as disclosed in the SEC Documents, there are no actions, suits proceedings or investigations pending or, to the best of the Company’s knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) could have a material adverse effect on the Company’s properties or assets or the business of the Company as currently conducted, or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

3.9                               Eligibility to Use Form S-3.  The Company is eligible to use Form S-3 for the registration of its securities under the Securities Act which are offered in transactions involving secondary offerings, including to comply with its obligations under Article 7 of this Agreement.

3.10                        Company not an “Investment Company”.  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

3.11                        NASDAQ Compliance.    The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the “Nasdaq National Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the NASD is contemplating terminating such registration or listing.  The Company is in material compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Nasdaq National Market.

3.12                        Use of Proceeds.  The proceeds of the sale of the Common Shares and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.

3.13                        Brokers and Finders.  No person or entity will have, as a result of or in connection with the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than SG Cowen.

3.14                        No Directed Selling Efforts or General Solicitation.  Neither the Company nor any person or entity acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

3.15                        No Integrated Offering.  Neither the Company nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

3.16                        Private Placement.  The offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act

3.17                        Intellectual Property.

(a)                                  “Intellectual Property” shall mean patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes.

(b)                                  Except as disclosed in the SEC Documents and to the knowledge of the Company, the Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s business as currently conducted or as currently proposed to be conducted with respect to products currently in clinical trials, free and clear of all material liens and encumbrances.

(c)                                  Except as disclosed in the SEC Documents and to the knowledge of the Company, (i) the conduct of the Company’s business as currently conducted does not infringe or otherwise conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed by the Company to a third party, and (ii) the Intellectual Property and confidential information of the Company are not being Infringed by any third party.

(d)                                  Each employee, consultant and contractor of the Company who has had access to confidential information of the Company which is necessary for the conduct of Company’s business as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such confidential information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof.

3.18                        Questionable Payments.  Neither the Company nor, to the knowledge of the Company, any of its current or former stockholders, directors, officers, employees, agents or other persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.19                        Transactions with Affiliates.  Except as disclosed in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors)

that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

3.20                        Registration Rights.  Except pursuant to that certain Registration Rights Agreement, dated as of April 24, 2002, by and between the Company and Perseus-Soros BioPharmaceutical Fund, LP, the Company has not granted or agreed to grant to any person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority which has not be satisfied.

3.21                        Non-Public Information.  The Company confirms that it has not provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information as of the Closing Date.  The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company.

3.22                        Insurance.  The Company maintains and will continue to maintain insurance with financially sound and reputable insurers in such amounts and covering such risks as is reasonably adequate and consistent with industry practice for the conduct of its business and the value of its property, all of which insurance is in full force and effect.  The Company has not received notice from, and has no knowledge of any threat by, any insurer that has issued any insurance policy to the Company that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

3.23                        No Additional Agreements.  The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

3.24                        Absence of Undisclosed Liabilities.  The Company has no material liabilities of any nature (whether absolute, accrued, contingent or otherwise), except (i) as and to the extent reflected in the Financial Statements, and (ii) for liabilities that have been incurred in the ordinary course of business consistent with past practice since September 30, 2003 and that would not, individually and in the aggregate, reasonably be expected to have a material adverse effect on the assets, financial condition, business prospects or operations of the Company.

3.25                        Governmental Authorizations.  The Company has all permits, licenses and other authorizations of governmental authorities that are required for the conduct of its business and operations as presently conducted (including permits, licenses and other authorizations of the Food and Drug Administration and comparable regulatory agencies in state and local jurisdictions and in foreign countries), the lack of which could materially and adversely affect the assets, financial condition, business prospects or operations of the Company, and except as described in the SEC Documents and for permits, licenses and other authorizations of the Food and Drug Administration and comparable regulatory agencies in state and local jurisdictions and in foreign countries that the Company needs to obtain for the development, production and marketing of its products under development, all as described in the SEC Documents.  The Company is, and at all times has been, in material compliance with the provisions of its material permits, licenses and other governmental authorizations.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

Each Purchaser hereby severally represents and warrants to the Company:

4.1                               Authorization.  Purchaser represents and warrants to the Company that: (a) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Common Shares and the Warrants to be purchased by it and to carry out and perform all of its obligations under this Agreement, and (b) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

4.2                               Investment Experience.  Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Shares and the Warrants. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Common Shares and Warrants.

4.3                               Investment Intent.  Purchaser is purchasing the Common Shares and the Warrants for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act, other than as contemplated by Article 7, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Purchaser understands that its acquisition of the Common Shares and the Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein. Purchaser has completed or caused to be completed, or by the Closing Date will complete or cause to be completed, the Registration Statement Questionnaire attached hereto as Exhibit C for use in preparation of the Registration Statement, and the responses provided therein shall be true and correct as of the Closing Date (unless otherwise notified by the Purchaser to the Company) and will be true and correct as of the effective date of the Registration Statement. Purchaser, in connection with its decision to purchase the Common Shares and the Warrants, has relied solely upon the SEC Documents and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

4.4                               Registration or Exemption Requirements.  Purchaser further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

4.5                               No Legal, Tax or Investment Advice.  Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Common Shares and the Warrants constitutes legal, tax or investment advice.  Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares and the Warrants.

4.6                               Confidentiality.  Purchaser will hold in confidence all information concerning this Agreement and the placement of the Securities hereunder (to the extent such information is not publicly available through no fault of the Purchaser) until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the placement of the Securities hereunder, or (b) this Agreement is terminated; provided, however, that the foregoing provision of this Section 4.6 shall not apply, and the Purchaser shall have no obligation of confidence, express or otherwise, to the Company, if the Company does not issue a press release concerning the Agreement and the placement of the Securities hereunder within one (1) day after the Closing Date.

4.7                               Residency. Purchaser made its decision to purchase the Securities hereunder in the jurisdiction set forth immediately below Purchaser’s name on the Schedule of Purchasers attached hereto as Exhibit A.

4.8                               Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Shares or the Warrants.

4.9                               Legend.  Purchaser understands that, until such time as the Registration Statement has been declared effective or the Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Shares):

“[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

If Rule 144(k) is available to a Purchaser, the Company shall, upon a Purchaser’s written request and delivery of appropriate documents reasonably requested by the Company, promptly cause certificates evidencing the Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided Rule 144(k) is available with respect to such Warrant Shares.

4.10                        Foreign Investors.  If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Common Shares and the Warrants or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Common Shares and the Warrants, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser’s jurisdiction.

ARTICLE 5

CONDITIONS TO CLOSING OBLIGATIONS OF PURCHASERS

Each Purchaser’s obligation to purchase the Common Shares and the Warrants at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

5.1                               Representations and Warranties. The representations and warranties made by the Company in Article 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date as if made on and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date; and the representations and warranties made by the Company in Article 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date as if made on and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

5.2                               Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3                               Transfer Agent Instructions.  The Company shall have delivered to the Purchasers the Irrevocable Transfer Agent Instructions, in the form attached hereto as Exhibit D, executed by the Company and acknowledged by Mellon Investor Services, the Company’s transfer agent.

5.4                               Warrants.  The Company shall have delivered to the Purchasers duly executed Warrants (in such denominations as set forth opposite each Purchaser’s name on Exhibit A).

5.5                               Legal Opinion.  The Purchasers shall have received on the Closing Date an opinion of Cooley Godward, counsel for the Company, dated the Closing Date, to the effect as set forth in Exhibit E.

5.6                               Listing.  The Company shall have complied with all requirements with respect to the listing of the Shares on the Nasdaq National Market, except for such requirements not required until after the issuance of the Shares, such requirements to be complied with promptly after Closing.

5.7                               Officer’s Certificate.  The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2.

5.8                               Judgments.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

5.9                               Secretary’s Certificate.  The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the issuance of the Securities, certifying the current versions of the Certificate and Bylaws of the Company and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company.

5.10                        Stop Orders   No stop order or suspension of trading shall have been imposed by the Nasdaq National Market, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

5.11                        Minimum Investment.  The Company shall receive a minimum of $10,000,000 of aggregate purchase price in connection with the Closing (excluding commissions, fees and expenses payable in connection with the Closing).

ARTICLE 6

CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY

The Company’s obligation to sell and issue the Common Shares and the Warrants at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

6.1                               Receipt of Payment.  The Purchasers shall have delivered payment of the purchase price to the Company for the Common Shares and the Warrants being issued hereunder.

6.2                               Representations and Warranties.  The representations and warranties made by the Purchasers in Article 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date as if made on and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date; and the representations and warranties made by the Purchasers in Article 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date as if made on and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

6.3                               Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

6.4                               Delivery of Purchaser Questionnaire.  The Company shall have received from each Purchaser a fully completed Registration Statement Questionnaire in the form attached hereto as Exhibit C prior to the Closing for the Company’s use in preparing the Registration Statement pursuant to Article 7 below.

ARTICLE 7

COVENANTS

7.1                               Definitions.  For the purpose of this Article 7:

(a)                                  the term “Registration Statement” shall mean any registration statement required to be filed by the Company pursuant to Section 7.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements; and

(b)                                  the term “Registrable Shares” shall mean all of the Common Shares and the Warrant Shares.

7.2                               Registration Procedures and Expenses.  The Company shall:

(a)                                  use its commercially reasonable efforts, subject to the receipt of necessary information from the Purchasers, to file a Registration Statement with the SEC within thirty (30) days following the Closing Date (the “Filing Deadline”) to register the Registrable Shares on Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under SEC Rule 415) or on such other form which is appropriate to register such Registrable Shares for resale from time to time by the Purchasers;

(b)                                  use its commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause any such Registration Statement filed pursuant to Section 7.2(a) above to become effective as promptly after filing of such Registration Statement as practicable but in any event by the date (the “Effectiveness Deadline Date”) that is ninety (90) days following the Closing Date; provided, however, that in the event that a Registration

Statement is reviewed by the SEC, then the Effectiveness Deadline Date shall mean, with respect to any Registration Statement, the date that is one hundred twenty (120) days following the Closing Date;

(c)                                  use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, as promptly as practicable, as may be necessary to keep such Registration Statement continuously effective until termination of such obligation as provided in Section 7.6 below, subject to the Company’s right to suspend pursuant to Sections 7.5(b) or 7.5(c);

(d)                                  furnish to each Purchaser (and to each underwriter, if any, of such Purchaser’s Registrable Shares) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers; provided, however, that the obligation of the Company to deliver copies of such prospectuses to a Purchaser shall be subject to the receipt by the Company of reasonable assurances from such Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

(e)                                  file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by each Purchaser; provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(f)                                    advise each Purchaser promptly:

(i)                                    of the effectiveness of the Registration Statement or any post-effective amendments thereto;

(ii)                                of any request by the SEC for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

(iii)                            after it has received notice or obtained knowledge of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)                               of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading;

(g)                                 use its commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed;

(h)                                 bear all expenses in connection with the procedures in paragraphs (a) through (g) of this Section 7.2 and the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky laws of such states; and

(i)                                    otherwise use commercially reasonable efforts to make available to its security holders no later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter after the fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

7.3                               Delay in Effectiveness.  If the Registration Statement is (i) not filed with the SEC on or prior to the Filing Date, or (ii) not declared effective by the SEC on or prior to the Effectiveness Deadline Date, then for each thirty (30) day period following the Filing Date or the Effectiveness Deadline Date, as applicable, until but excluding the date the Registration Statement is filed or declared effective, as applicable, the Company shall, for such period, pay each Purchaser, as liquidated damages and not as a penalty, an amount equal to one and one-half percent (1.5%) of the purchase price of the Common Shares purchased by such Purchaser hereunder, for such period (or prorated for any partial period); and for any such period, such payment shall be made no later than the first business day of the calendar month next succeeding the last month in which such period occurs.  The parties hereto agree that the liquidated damages provided for in this Section 7.3 constitute a reasonable estimate of the damages that may be incurred by the Purchasers by reason of the failure of the Registration Statement to be filed or declared effective in accordance with the provisions hereof.

7.4                               Indemnification.

(a)                                  The Company agrees to indemnify and hold harmless each Purchaser, the partners, members, officers and directors of each Purchaser and each person, if any, who controls such Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse such Purchaser, partner, member, officer, director or controlling person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (collectively, “Loss”) arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, partner, member, officer, director or controlling person specifically for use in preparation of the Registration Statement or any breach of this Agreement by such Purchaser; and provided further, however, that the Company shall not be liable to any Purchaser of Registrable Shares (or any partner, member, officer, director or controlling person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i)(A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission prior to the delivery of written confirmation of the sale by such Purchaser to the person asserting such claim, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Share to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchaser’s covenants contained in Section 7.5(b) or 7.5(c) of this Agreement.

(b)                                  Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of this Agreement by such Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim;  provided, however, that in no event shall any indemnity under this Section 7.4(b) be greater in amount than the dollar amount of the proceeds (net of the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Purchaser upon the sale of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation.

(c)                                  Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d)                                  If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party.  In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(e)                                  If the indemnification provided for in this Section 7.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds (net of the amount of any damages such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such indemnifying party upon the sale of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation.

7.5                               Purchaser Obligations.

(a)                                  Each Purchaser hereby covenants with the Company not to make any sale of the Registrable Shares without complying with Section 8.3.

(b)                                  Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus forming a part of the Registration Statement so that, as thereafter delivered to the Purchaser, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Purchaser shall forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement and prospectus contemplated by Section 7.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Purchaser shall deliver to the Company all copies, other than permanent file copies then in such Purchaser’s possession, of the prospectus covering such Registrable Shares currently in such Purchaser’s possession at the time of receipt of such notice.

(c)                                  Each Purchaser shall suspend, upon request of the Company, any disposition of Registrable Shares pursuant the Registration Statement and prospectus contemplated by Section 7.2 during any period, so long as the aggregate number of days during which such disposition is suspended in any one six (6) month period does not exceed forty-five (45) days, (i) that the Company requires in connection with a primary underwritten offering of equity securities; or (ii) if the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature or would have an adverse effect on the Company; provided that the Company will amend or supplement, to the extent necessary, the Registration Statement, at the end of such period to allow the Purchaser to dispose of the Registrable Shares pursuant to the Registration Statement.

(d)                                  As a condition to the inclusion of its Registrable Shares, each Purchaser shall furnish to the Company such information regarding such Purchaser and the distribution proposed by such Purchaser as the Company may request in writing, including completing the Registration Statement Questionnaire attached hereto as Exhibit C.

7.6                               Termination of Obligations.  The obligations of the Company pursuant to Section 7.2 hereof shall cease and terminate upon the earlier to occur of (a) such time as all of the Registrable Shares have been resold, (b) such time as all of the Registrable Shares may be resold without volume restrictions pursuant to Rule 144(k) under the Securities Act, or (c) the third anniversary of the Closing Date.

7.7                               Reporting Requirements.

(a)                                  With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Securities to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to use its best efforts to:

(i)                                    make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(ii)                                file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)                            so long as any of the Purchasers own Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to SEC Form S-3, and (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

7.8                               Blue Sky.   The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Securities.

7.9                               Restrictions on Public Sale by the Company.  From the date hereof until the earlier of (a) the date the Registration Statement is first declared effective by the SEC (the “Effective Date”), and (b) the date the Company first receives written notification from the United States Food and Drug Administration or notice is first published in the Federal Register that the Company has been scheduled to present RSR13 for the treatment of brain metastases to the Oncology Drug Advisory Committee, the Company agrees not to effect any public or private sale or distribution for its own account of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto).

7.10                        Subsequent Placements.  Subject to Section 7.9 above, from the date hereof until the Effective Date, the Company agrees not to effect any private sale or distribution for its own account of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (a “Subsequent Placement”), unless the Company shall have first complied with this Section 7.10.

(a)                                  If the Company proposes to effect any Subsequent Offering, it shall give each Purchaser written notice of its intention, describing the securities offered (the “Offered Securities”), identify the  persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, the price (or the anticipated mechanism for determining the price) and the terms and conditions upon which the Company proposes to issue the same (the “Notice”).

(b)                                  Each Purchaser shall have ten (10) days from the giving of such Notice (the “Election Period”) to agree to purchase its “pro rata share” of the Offered Securities for the price and upon the terms and conditions specified in the Notice by providing written notice to the Company and stating therein the quantity of Offered Securities to be purchased.  For purposes of this Section 7.10, each Purchaser’s “pro rata share” is equal to the ratio of (i) the number of Common Shares and Warrant Shares (assuming full exercise of the Warrants) which such

Purchaser purchased on the Closing Date to (ii) the total number of shares of the Company’s Common Stock (assuming full exercise of the Warrants) outstanding on the Closing Date.

(c)                                  The Company shall have ten (10) days following the expiration of the Election Period to sell the Offered Securities in respect of which the Purchasers’ rights were not exercised or applicable (the “Eligible Securities”), but only to the offerees described in the Notice (if so described) and only at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Notice to the Purchasers pursuant to Section 7.10(a) hereof.  If the Company has not sold such Offered Securities within ten (10) days following the expiration of the Election Period, the Company shall not thereafter effect a Subsequent Placement without first offering such Offered Securities in the manner provided above.

(d)                                  Upon the closing of the issuance, sale or exchange of all or less than all of the Eligible Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the notices of acceptance, upon the terms and conditions specified in the Notice.  The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonable satisfactory in form and substance to the Purchasers and their respective counsel.

(e)                                  Notwithstanding anything contained herein to the contrary, the restrictions contained in this Section 7.10 shall not apply to the sale or distribution of the Company’s equity securities: (i) upon exercise or conversion of any options or other securities outstanding on the date hereof; (ii) in connection with any grant of options, warrants or the issuance of additional securities to employees, officers, directors or consultants of the Company pursuant to a stock option plan or stock purchase plan duly adopted by the Company’s board of directors and in effect on the date hereof, or in respect of the issuance of the Company’s Common Stock upon exercise of any such securities; and (iii) in connection with a bona fide joint venture or development agreement or strategic partnership, the primary purpose of which is not to raise equity capital.  In addition, the Company shall not be required to offer or sell any Offered Securities to any Purchaser who would cause the Company to be in violation of applicable federal securities laws.

7.11                        Non-Public Information.  The Company covenants and agrees that it will not provide any Purchaser or their agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

7.12                        Securities Law Disclosure; Publicity.  The Company shall, at or prior to 8:30 a.m., Eastern Standard Time, on the first day following the Closing Date on which trading occurs on the Nasdaq National Market, (a) issue a press release reasonably acceptable to Purchasers holding at least sixty-six and two-thirds percent (66-2/3%) of the Common Shares issued hereunder, disclosing the transactions contemplated hereby, and (b) file a Current Report on

Form 8-K with the SEC (the “8-K Filing”) describing the transactions contemplated hereby and including this Agreement and the form of Warrant as exhibits thereto, in the form required by the Exchange Act.  Thereafter, the Company shall timely file any filings and notices required by the SEC or the NASD with respect to the transactions contemplated hereby.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC (other than pursuant to the Registration Statement and exhibits to the 8-K Filing and other periodic filings made by the Company under the Exchange Act) or the NASD (other than pursuant to an application for the listing of the Shares on the Nasdaq National Market), without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or NASD regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

ARTICLE 8

RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
COMPLIANCE WITH SECURITIES ACT

8.1                               Restrictions on Transferability.  The Securities shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Securities in order to enforce the foregoing restrictions.

8.2                               Instruction Sheet.  Each certificate representing Registrable Shares shall bear the Instruction Sheet attached hereto as Exhibit F (in addition to any legends required under applicable securities laws).

8.3                               Transfer of Securities.

(a)                                  Each Purchaser hereby covenants with the Company not to make any sale of the Securities except:

(i)                                    in accordance with the Registration Statement, in which case Purchaser covenants to comply with the prospectus delivery requirements under the Securities Act; or

(ii)                                in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144; or

(iii)                            (A) If the transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement (in reasonable detail) of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(b)                                  Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Purchaser that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Purchaser, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (iv) an individual transferring to the Purchaser’s family member or trust for the benefit of an individual Purchaser; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Purchaser hereunder.

(c)                                  Purchaser further acknowledges and agrees that, if a Purchaser is selling the Securities using the prospectus forming a part of the Registration Statement, such Securities are not transferable on the books of the Company unless the certificate evidencing such Securities is submitted to the Company’s transfer agent and a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as Exhibit G is submitted to Cooley Godward.

8.4                               Purchaser Information.  Each Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser’s “Plan of Distribution.”

ARTICLE 9

MISCELLANEOUS

9.1                               Termination.

(a)                                  This Agreement may be terminated and the sale and purchase of the Common Shares and the Warrants abandoned at any time prior to the Closing, by written notice of any individual Purchaser if the Closing has not occurred within five (5) business days of the date hereof (other than as a result of the failure on the part of the party giving such notice of termination to perform its covenants and obligations under this Agreement in all material respects); provided, however, that the abandonment of the sale and purchase of the Common Shares and the Warrants shall be applicable only to such Purchaser providing such written notice.

(b)                                  If this Agreement is terminated pursuant to this Section 9.1, all further obligations of the parties shall terminate; provided, however, that (i) no party shall be relieved of any liability arising from any breach by such party of any provision of this Agreement and (ii) the parties shall, in all events, remain bound by and continue to be subject to the provisions set forth in this Article 9.

9.2                               Waivers and Amendments.  With the exception of Article 7 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser. With respect to Article 7 hereof, with the written consent of the Company and the record holders of more than sixty-six and two-thirds percent (66-2/3%) of the Registrable Shares then outstanding and held by Purchasers, the terms of this Agreement may be waived or amended and any such amendment or waiver shall be binding upon the Company and all holders of Registrable Shares.

9.3                               Broker’s Fee.  Each Purchaser acknowledges that the Company intends to pay a fee in respect of the sale of the Securities to SG Cowen Securities Corporation.  Each of the parties to this Agreement represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of Securities to the Purchasers.

9.4                               Governing Law.  This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Delaware without any regard to conflicts of laws principles.

9.5                               Survival.  The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

9.6                               Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.  Upon a permitted transfer of a Purchaser’s Securities on the books of the Company in accordance with the terms of Sections 8.3(a)(iii) or 8.3(b), the Purchaser may assign this Agreement to the permitted transferee upon prior written notice to the Company, and such permitted transferee shall be entitled to all the Purchaser’s rights, and be bound by the Purchaser’s obligations, hereunder (including under Article 7) as if an original party hereto and the references to “Purchaser” shall be deemed to refer to such transferee.  Except as set forth in the previous sentence, no Purchaser shall assign this Agreement without the prior written consent of the Company.

9.7                               Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

9.8                               Notices, etc.  All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on Exhibit A, or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (a) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (b) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (c) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

9.9                               Severability of this Agreement.  If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.10                        Counterparts; Signatures by Facsimile.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

9.11                        Further Assurances.  Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.12                        Expenses.  The Company shall bear the expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.  The Company agrees to reimburse counsels for the Purchasers for their reasonable fees and expenses (in an amount not to exceed twenty-five thousand dollars ($25,000) in the aggregate) incurred by them with respect to this Agreement and the transactions contemplated hereby.

9.13                        Currency.  All references to “dollars” or “$” in this Agreement shall be deemed to refer to United States dollars.

9.14                        Waiver of Conflicts.  Each party to this Agreement acknowledges that legal counsel for the Company, Cooley Godward, has in the past and may continue in the future to perform legal services for one or more of the Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement, including, but not limited to, the representation of the Purchasers in matters of a similar nature to the transactions contemplated herein.  Each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledges that with respect to the transactions contemplated herein, Cooley Godward has represented the Company and not any individual Purchaser or any individual shareholder, director or employee of the Company; and (c) gives its informed consent to Cooley Godward’s representation of the Company in the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.

COMPANY:

ALLOS THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Michael E. Hart
Name:	Michael E. Hart
Title:	President, Chief Executive Officer and Chief Financial Officer

PURCHASERS:

BIOMEDICAL VALUE FUND, L.P.

By:	Great Point Partners, LLC
Its:	General Partner

By:	/s/ David E. Kroin
Name:	David E. Kroin
Title:	Managing Director

RAM TRADING, LTD.

By:	Ritchie Capital Management, L.L.C.,
Its:	Investment Manager

By:	/s/ James R. Park

Name:	James R. Park

Title:	VP Ritchie Capital Management, LLC Investment Advisor to RAM Trading, Ltd.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

DEEPHAVEN SMALL CAP GROWTH FUND, LLC

By:	/s/ Bruce Lieberman
Name:	Bruce Lieberman
Title:

SF CAPITAL PARTNERS LTD.

By:	/s/ Brian H. Davidson
Name:	Brian H. Davidson
Title:	Authorized Signatory

MPM BIOEQUITIES FUND GMBH & CO. KG

By:	MPM BioEquities GP, L.P., in its capacity as the Managing Limited Partner

By:	MPM BioEquities GP LLC
Its:	General Partner

By:	/s/ Kurt von Emster
Name:	Kurt von Emster
Title:	Manager

MPM BIOEQUITIES MASTER FUND, LP

By:	MPM BioEquities GP, L.P.
Its:	General Partner

By:	MPM BioEquities GP LLC
Its:	General Partner

By:	/s/ Kurt von Emster
Name:	Kurt von Emster
Title:	Manager

CAPITAL VENTURES INTERNATIONAL

By:	Heights Capital Management
Its:	Authorized Agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

CASTLE CREEK HEALTHCARE PARTNERS LLC

By:	Castle Creek Partners, LLC
Its:	Investment Manager

By:	/s/ Thomas A. Frei
Name:	Thomas A. Frei
Title:	Managing Director

UBS O’CONNER LLC FOR THE BENEFIT OF PIPES CORPORATE STRATEGIES LTD.

By:	/s/ George Locasto
Name:	George Locasto
Title:	Managing Director

EXHIBIT A

SCHEDULE OF PURCHASERS

PURCHASER	PURCHASE PRICE	COMMON SHARES	WARRANT SHARES

Biomedical Value Fund, L.P. c/o Great Point Partners, LLC 2 Pickwick Plaza, Suite 450 Greenwich, CT 06830 Facsimile: 203-552-1724 Attn: David E. Kroin	$999,998.88	431,034	142,241

RAM Trading, Ltd. c/o Ritchie Capital Management, L.L.C. 2100 Enterprise Avenue Geneva, IL 60134 Facsimile: 630-232-9359 Attn: Legal Department	$4,999,999.04	2,155,172	711,206

Deephaven Small Cap Growth Fund, LLC 130 Cheshire Lane, Suite 102 Minnetonka, MN 55305 Facsimile: 952-249-5320 Attn: Bruce Lieberman	$1,740,000.00	750,000	247,500

SF Capital Partners Ltd. c/o Staro Asset Management, LLC 3600 South Lake Drive St. Francis, Wisconsin 53235 Facsimile: 414-294-7700 Attn: Brian H. Davidson	$1,749,999.20	754,310	248,922

MPM BioEquities Master Fund, L.P. 601 Gateway Boulevard, Suite 350 South San Francisco, CA 94080 Facsimile: 617-425-9314 Attn: Kurt von Emster	$1,147,613.52	494,661	163,238

MPM BioEquities Fund GmbH & Co. KG 601 Gateway Boulevard, Suite 350 South San Francisco, CA 94080 Facsimile: 617-425-9314 Attn: Kurt von Emster	$12,386.48	5,339	1,761

A-1

PURCHASER	PURCHASE PRICE	COMMON SHARES	WARRANT SHARES

Capital Ventures International 425 California Street, Suite 1100 San Francisco, CA 94104 Facsimile: Attn: Sam Winer	$607,598.72	261,896	86,425

Castle Creek Healthcare Partners LLC c/o Castle Creek Partners, LLC 111 West Jackson Blvd., Suite 2020 Chicago, IL 60604 Facsimile: Attn: Thomas A. Frei	$232,000.00	100,000	33,000

UBS O’Connor LLC f/b/o PIPES Corporate Strategies Ltd. One N. Wacker Drive - 32nd Floor Chicago, IL 60606 Facsimile: 312-525-6271 Attn: Timothy Goldenman	$510,400.00	220,000	72,600

TOTAL:	$11,999,995.84	5,172,412	1,706,893

A-2

EXHIBIT B

FORM OF WARRANT

[The Form of Warrant is filed separately as Exhibit 99.2 of the Company’s
Current Report on Form 8-K, filed on November 21, 2003]

B-1

EXHIBIT C

ALLOS THERAPEUTICS, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.

A.                                    GENERAL INFORMATION

1.                                      Please state your organization’s name exactly as it should appear in the Registration Statement:

2.                                      Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectus included in the Registration Statement?

☐  Yes    ☐  No

If yes, please indicate the nature of any such relationships below:

B.                                    SECURITIES HOLDINGS

Please fill in all blanks in the following questions related to your beneficial ownership of the Company’s capital stock.  Generally, the term “beneficial ownership” refers to any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you may not be the holder of record of the securities.  For example, securities held in “street name” over which you exercise voting or investment power would be considered beneficially owned by you.  Other examples of indirect ownership include ownership by a partnership in which you are a partner or by an estate or trust of which you or any member of your immediate family is a beneficiary.  Ownership of securities held in the names of your spouse, minor children or other relatives who live in the same household may be attributed to you.

PLEASE NOTE: IF YOU HAVE ANY REASON TO BELIEVE THAT ANY INTEREST IN SECURITIES OF THE COMPANY WHICH YOU MAY HAVE, HOWEVER REMOTE, IS A BENEFICIAL INTEREST, PLEASE DESCRIBE SUCH INTEREST.  FOR PURPOSES OF RESPONDING TO THIS QUESTIONNAIRE, IT IS PREFERABLE TO ERR ON THE SIDE OF INCLUSION RATHER THAN EXCLUSION.  WHERE THE SEC’S INTERPRETATION OF BENEFICIAL OWNERSHIP WOULD REQUIRE DISCLOSURE OF YOUR INTEREST OR POSSIBLE INTEREST IN CERTAIN SECURITIES OF THE COMPANY, AND YOU BELIEVE THAT YOU DO NOT ACTUALLY POSSESS THE ATTRIBUTES OF BENEFICIAL OWNERSHIP, AN APPROPRIATE RESPONSE IS TO DISCLOSE THE INTEREST AND AT THE SAME TIME DISCLAIM BENEFICIAL OWNERSHIP OF THE SECURITIES.

1.                                      As of                           , 2003, I owned outright (including shares registered in my name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for my account), the following number of shares of the Company’s capital stock:                                    .

2.                                      In addition to the number of shares I own outright as indicated by my answer to question B(1), as of                         , 2003, I had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, over the following number of shares of the Company’s capital stock:                                    .

If the answer to this question B(2) was not “zero,” please complete the following:  with whom shared; and the nature of the relationship and any underlying voting trust agreement, investment arrangement or the like:

SHARED VOTING POWER:

Number of Shares	With Whom Shared	Nature of Relationship

SHARED INVESTMENT POWER:

Number of Shares	With Whom Shared	Nature of Relationship

As of                         , 2004, I will have the right to acquire                  shares of the Company’s capital stock pursuant to outstanding stock options issued under the Company’s stock option plans and              shares pursuant to the exercise of outstanding warrants (none, indicated by “0” above).

Options and Warrants
Class	Number of Shares

(4)                                 Please identify the natural person or persons who have voting and/or investment control over the Company’s securities that you own, and state whether such person(s) disclaims beneficial ownership of the securities.  For example, if you are a general partnership, please identify the general partners in the partnership.

C.                                    NASD QUESTIONS

1.                                      Are you (i) a “member”(1) of the National Association of Securities Dealers, Inc. (the “NASD”), (ii) an “affiliate”(2) of a member of the NASD, (iii) a “person associated with a member” or an “associated person of a member”(3) of the NASD or (iv) an immediate family member(4) of any of the foregoing persons?  If yes, please identify the member and describe such relationship (whether direct or indirect), and please respond to Question Number 2 below; if no, please proceed directly to Question Number 3.

Yes  ☐     No  ☐

Description:

(1)                                  NASD defines a “member” as any broker or dealer admitted to membership in the NASD, or any officer or partner or branch manager of such a member, or any person occupying a similar status or performing a similar function for such a member.

(2)                                  The term “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is in common control with, the person specified.  Persons who have acted or are acting on behalf of or for the benefit of a person include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives.  The following should apply for purposes of the foregoing:

(i)                                     a person should be presumed to control a Member if the person beneficially owns 10 percent or more the outstanding voting securities of a Member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a Member which is a partnership;

(ii)                                  a Member should be presumed to control a person if the Member and Persons Associated With a Member beneficially own 10 percent or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a person which is a partnership;

(iii)                               a person should be presumed to be under common control with a Member if:

(1)                                  the same person controls both the Member and another person by beneficially owning 10 percent or more of the outstanding voting securities of a Member or person which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a Member or person which is a partnership; or

(2)                                  a person having the power to direct or cause the direction of the management or policies of the Member or such person also has the power to direct or cause the direction of the management or policies of the other entity in question.

(3)                                  The NASD defines a “person associated with a member” or  an “associated person of a member” as being every sole proprietor, partner, equity owner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who directly or indirectly controls or is controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

(4)                                  Immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent, by a person associated with a member of the NASD or any other broker/dealer.

2.                                      If you answered “yes” to Question Number 1, please furnish any information as to whether any such member intends to participate in any capacity in the public offering, including the details of such participation:

Description:

3.                                      Are you or have you been an “underwriter or related person”(5) or a person associated with an underwriter or related person, including, without limitation, with respect to the proposed public offering?  If yes, please identify the underwriter or related person and describe such relationship (whether direct or indirect).

Yes  ☐     No  ☐

Description:

4.                                      If known, please describe in detail any underwriting compensations, arrangements or dealings entered into during the previous twelve months, or proposed to be consummated in the next twelve months, between (i) any underwriter or related person, member of the NASD, affiliate of a member of the NASD, person associated with a member or associated person of a member of the NASD or any immediate family member thereof, on the one hand, and (ii) the Company, or any director, officer or shareholder thereof, on the other hand, which provides for the receipt of any item of value and/or the transfer of any warrants, options or other securities from the Company to any such person (other than the information relating to the arrangements with any investment firm or underwriting organization which may participate in the proposed public offering).

Description:

5.                                      Have you purchased the securities in the ordinary course of business?

Yes  ☐    No  ☐

(5)                                  The term “underwriter or related person” includes underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons, including members of the immediate family of such persons.

The answers to the foregoing questions are correctly stated to the best of my information and belief.  I shall advise Marc Graboyes at (720) 566-4072, the Company’s outside counsel, promptly of any changes in the foregoing information.

(Print name of Selling Security Holder)

(Signature)

By:
(Name and title of signatory, if stockholder is an entity)

(Date)

EXHIBIT D

TRANSFER AGENT INSTRUCTIONS

ALLOS THERAPEUTICS, INC.

November 20, 2003

VIA FACSIMILE

Mr. David Cary

Mellon Investor Services

Client Services Manager

Plaza of the Americas

600 North Pearl Street

Suite 1010

Dallas, TX  75201-2884

Re:                               Allos Therapeutics, Inc.

Dear Mr. Cary:

Reference is made to that certain Securities Purchase Agreement dated as of November 20, 2003 (the “Purchase Agreement”), by and among Allos Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the purchasers named therein (the “Purchasers”), pursuant to which the Company is issuing to the Purchasers an aggregate of 5,172,412 shares of the Company’s Common Stock, par value $0.001 per share (the “Shares”), and Warrants to purchase up to 1,706,893 additional shares of the Company’s Common Stock (the “Warrant Shares”).  This letter shall serve as our irrevocable authorization and direction to you to issue and deliver to the Purchasers, in the names and denominations as set forth on Annex A attached hereto, as promptly as practicable after the date hereof, a certificate or certificates representing the Shares.  Attached hereto as Annex B are a full, true and correct copy of the resolutions authorizing the issuance of the Shares and the Warrant Shares as adopted by the Company’s Board of Directors on November 19, 2003.  Said resolutions have not been revoked, modified, rescinded, or amended and are in full force and effect.

The certificates representing the Shares shall bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A

TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

Once the stock certificates have been completed, please fax a copy of them to the attention of Robin Lee, of Cooley Godward LLP, at (720) 566-4099 and then ship the certificates via Federal Express priority delivery to the Purchasers at the addresses identified on Exhibit A hereto.

You are further instructed to create a reserve of 1,706,893 shares of the Company’s Common Stock for future issuance upon the exercise of the Warrants.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.  Should you have any questions concerning this matter, please contact either Robin Lee at (720) 566-4059 or me at (303) 426-6262.

Very truly yours,

Allos Therapeutics, Inc.

By:
				Name:	Paulette M. Wilson
				Title:	Corporate Controller, Treasurer and Secretary

Acknowledged and agreed as of the day of November, 2003.

Mellon Investor Services LLC.

By:
	Name:	David Cary
	Title:	Vice President

Annex A

SCHEDULE OF PURCHASERS

NAME, ADDRESS AND TIN OF PURCHASER	COMMON SHARES

Biomedical Value Fund, L.P. c/o Great Point Partners, LLC 2 Pickwick Plaza, Suite 450 Greenwich, CT 06830 Attn: David E. Kroin	431,034

RAM Trading, Ltd. c/o Ritchie Capital Management, L.L.C. 2100 Enterprise Avenue Geneva, IL 60134 Facsimile: 630-232-9359 Attn: Legal Department	2,155,172

Deephaven Small Cap Growth Fund, LLC 130 Cheshire Lane, Suite 102 Minnetonka, MN 55305 Facsimile: 952-249-5320 Attn: Jared R. Lewis	750,000

SF Capital Partners Ltd. c/o Staro Asset Management, LLC 3600 South Lake Drive St. Francis, Wisconsin 53235 Facsimile: 414-294-7700 Attn: Daniel J. McNally	754,310

MPM BioEquities Master Fund, L.P. 601 Gateway Boulevard, Suite 350 South San Francisco, CA 94080 Facsimile: 617-425-9314 Attn: Kurt von Emster	494,661

NAME, ADDRESS AND TIN OF PURCHASER	COMMON SHARES

MPM BioEquities Fund GmbH & Co. KG 601 Gateway Boulevard, Suite 350 South San Francisco, CA 94080 Facsimile: 617-425-9314 Attn: Kurt von Emster	5,339

Capital Ventures International 401 City Avenue, Suite 220 Bala Cynwyd, PA 19004 Attn: Mike Mollen	50,000

Capital Ventures International 401 City Avenue, Suite 220 Bala Cynwyd, PA 19004 Attn: Mike Mollen	50,000

Capital Ventures International 401 City Avenue, Suite 220 Bala Cynwyd, PA 19004 Attn: Mike Mollen	50,000

Capital Ventures International 401 City Avenue, Suite 220 Bala Cynwyd, PA 19004 Attn: Mike Mollen	50,000

Capital Ventures International 401 City Avenue, Suite 220 Bala Cynwyd, PA 19004 Attn: Mike Mollen	50,000

Capital Ventures International 401 City Avenue, Suite 220 Bala Cynwyd, PA 19004 Attn: Mike Mollen	11,896

Castle Creek Healthcare Partners LLC c/o Castle Creek Partners, LLC 111 West Jackson Blvd., Suite 2020 Chicago, IL 60604 Attn: Thomas A. Frei	100,000

UBS O’Connor LLC f/b/o PIPES Corporate Strategies Ltd. One N. Wacker Drive, 32nd Floor Chicago, IL 60606 Facsimile: 312-525-6271 Attn: Timothy Goldenman	220,000

TOTAL:	5,172,412

Annex B

BOARD RESOLUTIONS

APPROVAL OF PRIVATE PLACEMENT

WHEREAS, the Company desires to offer, sell and issue shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase Common Stock in a private placement financing (the “Private Placement”) to certain investors; and

WHEREAS, the Board has reviewed the form of Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”) and the Warrant substantially in the form attached hereto as Exhibit B (the “Warrant,” and collectively with the Purchase Agreement, the “Transaction Agreements”), and has determined that it is in the best interests of the Company to enter into the Transaction Agreements.

NOW, THEREFORE, BE IT RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed to undertake the Private Placement of, and to offer, issue and sell, 5,172,412 shares of Common Stock (the “Shares”) at a price of $2.32 per share, and Warrants to purchase up to an additional 1,706,893 shares of Common Stock (the “Warrant Shares,” and collectively with the Shares and Warrants, the “Securities”) at an exercise price of $3.14 per share, pursuant to the terms and conditions set forth in the Purchase Agreement and Warrant;

RESOLVED FURTHER, that the Purchase Agreement and the Warrant substantially in the forms attached hereto be, and they hereby are, approved in all respects;

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to execute and deliver the Transaction Agreements and any and all other agreements, certificates or documents required or contemplated thereby or deemed necessary or appropriate in connection therewith, and to take all actions deemed necessary or appropriate to cause the Company’s obligations thereunder to be performed;

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to negotiate or otherwise cause such additions, modifications (including modifications to the precise number of Shares and Warrant Shares, the purchase price and the warrant exercise price), amendments or deletions to be made to the Transaction Agreements as any such officer may approve, and the execution and delivery thereof by any officer of the Company shall be deemed conclusive evidence of the approval of any such addition, modification, amendment or deletion;

RESOLVED FURTHER, that the Shares be, and they hereby are, reserved for issuance pursuant to the terms of the Purchase Agreement, and the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to sell and issue the Shares for the consideration provided for in the Purchase Agreement and otherwise upon the terms and conditions described therein, and that when the consideration has been received by the

Company for the Shares, such Shares shall be duly and validly issued, fully paid and nonassessable;

RESOLVED FURTHER, that the Warrant Shares be, and they hereby are, reserved for issuance upon exercise of the Warrants in accordance with the terms thereof, subject to adjustment due to, or by reason of, the adjustment provisions, if any, which are contained in the Warrants, and the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to sell and issue the Warrants and to issue the Warrant Shares upon exercise of the Warrants for the per share exercise price contained therein, and otherwise upon the terms and conditions described therein;

RESOLVED FURTHER, that the Securities shall be offered, sold and issued in accordance with the terms of any exemption from qualification provided by such blue sky laws as shall be applicable, and in accordance with the terms of any applicable exemption from registration provided by the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(2) or Rule 506 of Regulation D, and that the appropriate officers of the Company be, and they hereby are, authorized and directed, for and on behalf of the Company, to execute and file with the appropriate state or federal offices such forms or notices as may be necessary or appropriate pursuant to applicable state blue sky or federal securities laws;

RESOLVED FURTHER, that all prior actions taken by the officers of the Company with respect to the preparation and negotiation of each of the Transaction Agreements and otherwise in connection with the transactions contemplated by the Transaction Agreements, be and each of them hereby is, authorized, ratified and approved; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, directed and empowered to execute any applications, certificates, agreements or any other instruments or documents or amendments or supplements to such documents, including any blue sky filings and stock certificates, or to do or to cause to be done any and all other acts and things as such officers, and each of them may, in their discretion, deem necessary or advisable and appropriate to carry out the purposes of the foregoing resolutions.

RESALE S-3 REGISTRATION AND SECURITIES LAW AND REGULATORY COMPLIANCE

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to register the Securities for resale on Form S-3 with the Securities and Exchange Commission (the “SEC”) under the Securities Act.

NOW, THEREFORE BE IT RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed, in the name of and on behalf of the Company, to effect all filings and qualifications, and take all further actions, that any such officer deems to be necessary or appropriate to comply with state or federal securities laws in connection with the transactions contemplated by the Transaction Agreements;

RESOLVED FURTHER, that the authorized officers of the Company be, and any one of them hereby is, authorized and directed to execute and file with the SEC, pursuant to the Securities Act, and the rules and regulations of the SEC thereunder the Securities Act, a Registration Statement on Form S-3, and such amendment or amendments thereto as such officers may deem necessary or advisable, covering the Common Stock to be issued in connection with the Private Placement and upon the exercise of the Warrants (the “S-3 Shares”);

RESOLVED FURTHER, that the actions taken by the officers of the Company in connection with the preparation, execution and filing with the SEC of the Form S-3 be, and they hereby are, ratified, confirmed and approved in all respects;

RESOLVED FURTHER, that Cooley Godward, the outside general counsel of the Company, be, and hereby is, appointed as agent of the Company upon whom service of process may be made and to whom correspondence may be directed by the SEC in connection with the Form S-3;

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to take any and all actions that any such officer deems to be necessary or appropriate to effect the registration or qualification of part or all of the S-3 Shares, for offer and sale under the securities or Blue Sky laws of any of the states of the United States, and in connection therewith to execute, acknowledge, verify, deliver, file and publish all such registration statements, applications, reports, resolutions and other papers and instruments as may be required under such laws, and to take any and all further actions that any such officer deems to be necessary or appropriate to maintain any such registration or qualification for as long as such officers deem or officer deems to be in the best interests of the Company;

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, for and on behalf of the Company, to list additional shares of Common Stock of the Company with the NASDAQ National Market to cover the Common Stock and Warrant Shares and to make any additional filings with the Securities Exchange Commission or other securities regulators as may be necessary to register the Common Stock and Warrant Shares pursuant to the terms of the Transaction Agreements;

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to execute and file with the SEC a Current Report on Form 8-K related to the signing of the Transaction Agreements on or promptly after the date of signing and related to the closing of the Private Placement on or promptly after the date of such closing (the “Form 8-K’s”);

RESOLVED FURTHER, that the actions taken by the officers of the Company in connection with the preparation, execution and filing with the SEC of the Form 8-K’s be, and they hereby are, ratified, confirmed and approved in all respects; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed to take such further action as each may deem necessary or appropriate to carry out the intent of the above resolutions.

AUTHORIZATION

RESOLVED, that the officers of the Company be, and they hereby are, authorized and directed, for and on behalf of the Company, to take such action and execute such documents as they deem necessary or advisable in order to carry out and perform the purposes of the foregoing resolutions.

EXHIBIT E

OPINION OF COMPANY COUNSEL

November 20, 2003

To the Purchasers listed on Exhibit A hereto

Ladies and Gentlemen:

We have acted as counsel for Allos Therapeutics, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale pursuant to the terms of the Securities Purchase Agreement dated as of November 20, 2003 (the “Agreement”), by and among the Company and the purchasers named therein (each, a “Purchaser” and collectively, the “Purchasers”), of an aggregate of 5,172,412 shares of the Company’s common stock (the “Common Shares”) and warrants to purchase an aggregate of up to 1,706,893 shares of the Company’s common stock (the “Warrants”).  We are rendering this opinion pursuant to Section 5.4 of the Agreement.  Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.  As to certain factual matters, we have relied upon certificates of officers of the Company and have not independently sought to verify such matters.  Where we render an opinion “to the best of our knowledge” or concerning an item “known to us” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed:  the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement and the Warrants (collectively, the “Transaction Documents”)), where authorization, execution and delivery are prerequisites to the effectiveness of such documents.  We have also assumed:  that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Transaction Documents; that the Transaction Documents are obligations binding upon the parties thereto other than the Company; if you or any Purchasers are a corporation or other entity, that such entities have filed any required franchise or income tax returns and have paid any required franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Transaction Documents that would modify or interpret the terms of the Transaction Documents or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America, the laws of the State of Colorado and the General Corporate Law of the State of Delaware. We note that the parties to the Transaction Documents have designated the laws of the State of Delaware as the laws governing the Transaction Documents.  Our opinion in paragraph 3 below as to the validity, binding effect and enforceability of the Transaction Documents is premised upon the result that would obtain if a Colorado court were to apply the internal laws of the State of Colorado (notwithstanding the designation of the laws of the State of Delaware) to the interpretation and enforcement of the Transaction Documents.  We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof.  We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.

With regard to our opinion in paragraph 6 below, we express no opinion with respect to any required consents, approvals, authorizations, orders, filings, registrations and qualifications under any antitrust laws, rules or regulations of the United States.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1.                                      The Company is a validly existing corporation in good standing under the laws of the State of Delaware.

2.                                      The Company has the requisite corporate power to enter into and perform its obligations under the Transaction Documents.  The Company has the requisite corporate power to own its properties and assets and to conduct its business as, to the best of our knowledge, it is currently being conducted.

3.                                      The Transaction Documents have been duly and validly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity or contribution under Section 7.4 of the Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

4.                                      The Common Shares and the Warrants have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, the Common Shares and the Warrants will be duly authorized and validly issued and the Common Shares will be fully paid and nonassessable.  The shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance, and upon issuance and delivery upon exercise of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.

5.                                      The execution and delivery of the Transaction Documents by the Company and the performance by the Company of its obligations thereunder, including the offer, issuance and sale of the Common Shares and the Warrants pursuant to the Agreement, do not violate or contravene (a) any governmental statute, rule or regulation applicable to the Company or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

6.                                      All consents, approvals, authorizations or orders of, and filings, registrations and qualifications with any regulatory authority or governmental body in the United States required for the issuance of the Common Shares and the Warrants have been made or obtained, except (a) for the filing of the “Notification Form: Change in Number of Shares Outstanding” with the Nasdaq National Market, (b) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D and (c) other Blue Sky filings.

7.                                      The offer and sale of the Common Shares and the Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

Our opinions are limited to the specific issues addressed and are limited in all respects to laws and facts existing on the date hereof.  By rendering our opinions, we do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof or the effect that such changes or occurrences might have on our opinions.

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent; except that each Purchaser may rely on this opinion as if it were addressed and delivered to such Purchaser on the date hereof.

Sincerely,

Cooley Godward LLP

By:
James C.T. Linfield

EXHIBIT F

ALLOS THERAPEUTICS, INC.

INSTRUCTION SHEET

IMPORTANT - DO NOT REMOVE THIS INSTRUCTION SHEET FROM THE ATTACHED SHARE CERTIFICATE UNLESS AND UNTIL THE SHARES ARE SOLD AS FOLLOWS:

(1)                                  THE SHARES ARE RESOLD PURSUANT TO THE REGISTRATION STATEMENT ON FORM S-3 (NO. [                                ]), AND, IN CONNECTION WITH SUCH RESALE, THE HOLDER HAS DELIVERED TO THE PURCHASER OF THE SHARES A CURRENT PROSPECTUS AND HAS PROVIDED TO THE COMPANY OR TO THE TRANSFER AGENT FOR THE COMPANY’S STOCK A PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE; OR

(2)                                  THE SHARES ARE RESOLD IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, PROVIDED THAT, PRIOR TO SUCH RESALE, THE HOLDER HAS NOTIFIED THE COMPANY OF SUCH DISPOSITION AND PROVIDED THE COMPANY WITH WRITTEN ASSURANCES, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY OF COMPLIANCE WITH THE REQUIREMENTS OF SUCH EXEMPTION.

DO NOT REMOVE THIS INSTRUCTION SHEET FROM
THE ATTACHED SHARE CERTIFICATE
EXCEPT IN ACCORDANCE WITH
THE INSTRUCTIONS SET FORTH ABOVE.

F-1

EXHIBIT G

ALLOS THERAPEUTICS, INC.

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

To:                              Marc Graboyes

Cooley Godward LLP

380 Interlocken Crescent, Suite 900

Broomfield, CO 80021

Fax: (720) 566-4099

The undersigned, the selling securityholder or an officer of, or other duly authorized person, hereby certifies that                                                                            [fill in name of selling securityholder] represents that it has sold shares of the Common Stock of Allos Therapeutics, Inc. and that such shares were sold on                                     [date] either (i) in accordance with the registration statement on Form S-3 with file number [                        ], in which case the selling securityholder certifies that the requirement of delivering a current prospectus has been complied with or will be complied with in connection with such sale, or (ii) in accordance with Rule 144 under the Securities Act of 1933 (“Rule 144”), in which case the selling securityholder certifies that it has complied with the requirements of Rule 144.

Print or type:

Number of shares sold (if sold on multiple dates, please provide a breakdown by date):

Name of selling securityholder:

Name of individual representing selling securityholder (if an institution):

Title of individual representing selling securityholder (if an institution):

G-1

Signature by:

Selling securityholder or individual representative:

G-2